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                                                                      Exhibit 25
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                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                     ----------------------------

                               FORM T-1

                       STATEMENT OF ELIGIBILITY
               UNDER THE TRUST INDENTURE ACT OF 1939 OF
              A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)___

                         ----------------------------

                       YASUDA BANK AND TRUST COMPANY (U.S.A)
              (Exact name of trustee as specified in its charter)

           New York                                  13-3410433
(Jurisdiction of incorporation                    (I.R.S. Employer
 if not a U.S. national bank)                    Identification No.)

      666 Fifth Avenue, Suite 802                       10103
           New York, New York                         (Zip code)
(Address of principal executive offices)

                         ----------------------------

                                COMDISCO, INC.

              (Exact name of obligor as specified in its charter)


                Delaware                              36-2687938
    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)               Identification No.)

         6111 North River Road                          60018
           Rosemont, Illinois                        (Zip code)
(Address of principal executive offices)

                         ----------------------------

                                Debt Securities
                      (Title of the indenture securities)


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Item 1.   General Information
          -------------------

          Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

                   Federal Reserve Bank of New York (2nd District) New York, New York
                   Federal Deposit Insurance Corporation,
                   Washington, D.C.
                   New York Banking Department, Albany, New York.

    (b) Whether it is authorized to exercise corporate trust powers.

                   Yes.

Item 2.   Affiliations with the Obligor.
          -----------------------------

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

                   None.

Item 16.  List of Exhibits.
          ----------------

          Exhibit 1 -    Copy of an Organization Certificate of the trustee as
                         now in effect. Incorporated herein by reference to
                         Exhibit 1 filed with Form T-1 Statement, Registration
                         # 33-43683.

          Exhibit 2 -    Copy of a certificate of authority of the trustee to
                         commence business. Incorporated herein by reference to
                         Exhibit 2 filed with Form T-1 Statement, Registration
                         # 33-43683.

          Exhibit 3 -    The authorization of the trustee to exercise corporate
                         trust powers is included in Exhibit 2 incorporated herein by reference to Exhibit 2 filed with Form T-1
                         Statement, Registration # 33-43683.

          Exhibit 4 -    Copy of existing by-laws of the trustee. Incorporated
                         herein by reference to Exhibit 4 filed with Form T-1
                         Statement, Registration # 33-43683.

          Exhibit 5 -    Not Applicable.

          Exhibit 6 -    The consent of the trustee required by Section 321(b)
                         of the Trustee Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990. Incorporated herein by reference to Exhibit 6 filed with Form T-1
                         Statement, Registration # 33-43683.

          Exhibit 7 -    A copy of the Consolidated Financial Statements of
                         Yasuda Bank and Trust Company (U.S.A.)

          Exhibit 8 -    Not Applicable.

          Exhibit 9 -    Not Applicable.


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Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee,
Yasuda Bank and Trust Company (U.S.A.), a New York trust company has duly caused this statement of eligibility and qualifications to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 9th day of June 1997.


                                    YASUDA BANK AND TRUST COMPANY (U.S.A.)


                                            Anthony A. Bocchino
                                    By: _______________________
                                            Anthony A. Bocchino
                                            Vice President